U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 4, 2012

AMERITRANS CAPITAL CORPORATION

 (Exact name of registrant as specified in its charter)

Delaware	814-00193	52-2102424
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Jericho Quadrangle Jericho, New York 11753
(Address of principal executive offices (Zip Code)

(212) 355-2449

 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 4, 2012, the board of directors of Ameritrans Capital Corporation (the “Company”) amended the last sentence of Article II, Section 5 of the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”), effective immediately.   The purpose of such amendment is to clarify that directors of the Company are elected by a plurality vote in accordance with Section 216(3) of the General Corporation Law of the State of Delaware (the “DGCL”).

Prior to such amendment, the last sentence of Article II, Section 5 of the Bylaws provided that “when a quorum is present at any meeting, a majority in interest of the stock entitled to vote represented thereat shall decide any question brought before such meeting unless the question is one upon which, by express provision of law or the Certificate of Incorporation or of these By-laws, a different vote is required, in which case such express provisions shall govern.”

Section 216(2) of the DGCL expressly provides that, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter will be the act of the stockholders.  Section 216(3) of the DGCL provides that “directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at [a stockholders’] meeting and entitled to vote on the election of directors.”

In order to clarify the applicability of Section 216(3) of the DGCL to the election of directors of the Company, Article II, Section 5 of the bylaws, has been amended by deleting the last sentence thereof and replacing it with the following:

“When a quorum is present at any meeting, a majority in interest of the stock entitled to vote represented thereat shall decide any question brought before such meeting, other than the election of directors, unless the question is one upon which, by express provision of law or the Certificate of Incorporation or of these By-laws, a different vote is required, in which case such express provision shall govern.  Except as otherwise expressly required by applicable law or the Certificate of Incorporation, when a quorum is present at any meeting, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at such meeting and entitled to vote on the election of directors. ”

The full text of the Amendment is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Bylaws of Ameritrans Capital Corporation, Effective September 4, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERITRANS CAPITAL CORPORATION

Date: September 10, 2012	By:	/s/ Michael Feinsod
Name: Michael Feinsod
Title: Chief Executive Officer and President